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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                  JUNE 21, 2001
                                  -------------


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                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                 0-24725                                85-0394190
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        (Commission File Number)              (IRS Employer Identification No.)

            1611 WILMETH ROAD
             MCKINNEY, TEXAS                              75069
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(Address of Principal Executive Offices)                (Zip Code)

                                  (972)542-6000
                                  -------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On June 21, 2001, the Registrant issued a press release announcing the execution of a letter of intent with Diebold, Incorporated whereby the Registrant will be acquired by Diebold in a stock-for-stock transaction.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         Exhibit 99                 Press Release, dated June 21, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GLOBAL ELECTION SYSTEMS INC.


                                   By: /s/ ROBERT J. UROSEVICH
                                       -----------------------------------------
                                       Robert J. Urosevich
                                       President and Chief Operating Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
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

  99                     Press Release